Exhibit 99.2
Investor Presentation October 2024

2 Q3 2024 Investor Presentation Forward-Looking Statements Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may also make forward-looking statements in other documents we file with the Securities and Exchange Commission (“SEC”), in our annual reports to shareholders, in press releases and other written materials, and in oral statements made by our officers, directors or employees. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, changes in general business and economic conditions (including inflation and concerns about inflation) on a national basis and in the local markets in which the Company operates, including changes that adversely affect borrowers’ ability to service and repay the Company’s loans; changes in interest rates; changes in customer behavior; ongoing turbulence in the capital and debt markets and the impact of such conditions on the Company’s business activities; increases in loan default and charge-off rates; decreases in the value of securities in the Company’s investment portfolio; fluctuations in real estate values; the possibility that future credit losses may be higher than currently expected due to changes in economic assumptions, customer behavior or adverse economic developments; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; competitive pressures from other financial institutions; cybersecurity incidents, fraud, natural disasters, war, terrorism, civil unrest, and pandemics; changes in regulation; changes in accounting standards and practices; the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; demand for loans in the Company’s market area; the Company’s ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that the Company may not be successful in the implementation of its business strategy; changes in assumptions used in making such forward-looking statements and the risk factors described in the Annual Report on Form 10 K and Quarterly Reports on Form 10 Q as filed with the SEC, which are available at the SEC’s website, www.sec.gov. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, HarborOne’s actual results could differ materially from those discussed. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Company disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as required by law.

A Unique New England Banking Franchise



Grafton
Carroll
Cumberland
Rutland
Windsor
Belknap
ME
York
Washington
Sullivan
Merrimack
Strafford
NH
Bennington
Windham
Rockingham
Cheshire
Hillsborough
Rensselaer
Franklin
Berkshire
Hampshire
MA
Hampden
Norfolk
Worcester
Providence
Bristol
Litchfield
Hartford
Tolland
Windham
RI
Bristol
Barnstable
Newport
New London
Washington
Middlesex
Fairfield
New Haven
Dukes
Nantucket
Bank Branch
Corporate Headquarters
Commercial Lending Office
Mortgage Headquarters
Mortgage Office

COMPANY HIGHLIGHTS	
Exchange/Ticker:	NASDAQ/HONE
Total Assets:	$5.8 Billion
Total Loans:	$4.9 Billion
Total Deposits:	$4.5 Billion
Market Capitalization:	$572 Million (as of 9/30/24)

- HarborOne Bancorp, Inc. is a bank holding company and the parent of HarborOne Bank, a state-chartered trust company.
- HarborOne Bank is headquartered in Brockton, MA with 30 full-service banking centers throughout Metro Boston, Southeast Massachusetts and Rhode Island and commercial lending offices in Boston and Providence.
- HarborOne Bank is a recognized leader in financial and personal enrichment education and innovation through HarborOne U.
- HarborOne Mortgage, LLC ("HarborOne Mortgage") is a wholly owned subsidiary of HarborOne Bank with 15 offices in Maine, Massachusetts, New Hampshire, New Jersey, Florida and Rhode Island and licensed to lend in 5 additional states.

HarborOne® Bancorp

Q3 2024 Investor Presentation 3

2023 Investor Report 4 Q3 2024 Investor Presentation  Net income of $3.9 million; diluted income per share $0.10.  Margin increase from 2.29% in Q2 2024 to 2.33% in Q3 2024.  Loan growth of $40.3 million, or 3.3% annualized; Client deposit growth of $89.5 million, or 8.8% annualized.  Asset quality overall remains strong, despite an up-tick in nonperforming assets to total assets at 0.49% compared to 0.17% Q2 2024.  Repurchased 347,670 shares at an average cost of $12.23 per share, totaling $4.3 million in Q3 2024. Q3 2024 Results Net Income $3.9 Million Diluted EPS $0.10 Loan Growth $ 40.3 Million Client Deposit Growth $ 89.5 Million Tangible Book Value $11.88

5 Q3 2024 Investor Presentation $4.5 B $4.6 B $5.4 B $5.7 B $5.8 B 2020 2021 2022 2023 Q3 24 14.5% 13.6% 11.5% 10.0% 9.8% 2020 2021 2022 2023 Q3 24 $3.0 B $3.6 B $4.6 B $4.8 B $4.9 B 2020 2021 2022 2023 Q3 24 $10.88 $11.57 $11.13 $11.52 $11.88 2020 2021 2022 2023 Q3 24 Key Performance Metrics Total Assets Total Loans Tier 1 Leverage Tangible Book Value

6 Q3 2024 Investor Presentation Key Performance Metrics (Cont.) EPS Net Income Net Interest Margin on FTE Basis Net Interest Income $0.82 $1.14 $0.97 $0.37 $0.45 2020 2021 2022 2023 YTD '24 $44.8 MM $58.5 MM $45.6 MM $16.1 MM $18.5 MM 2020 2021 2022 2023 YTD '24 3.06% 3.12% 3.35% 2.44% 2.31% 2020 2021 2022 2023 YTD '24 $120.1 MM$131.4 MM $149.0 M $127.3 M $93.8 MM 2020 2021 2022 2023 YTD '24

7 Q3 2024 Investor Presentation Capital Management  The Company remains well capitalized and is able to weather economic volatility.  Continued annual dividend growth with 6.7% increase in Q1 2024.  Seventh program ongoing to buyback approximately 2.2 MM shares or $20MM.  Strong Tangible Capital Ratio of 9.17% with minimal securities categorized as Held to Maturity. 10.5% 8.5% 7.0% 4.0% 12.9% 11.7% 11.7% 9.8% 9.2% Total Capital Tier 1 Capital Tier 1 Common Equity Tier 1 Leverage Tangible Common Equity Minimum Capital Required plus Capital Conservation Buffer HONE Capital Ratios * * All information is as of 9/30/24 unless otherwise noted.

8 Q3 2024 Investor Presentation FHLB $830,297 Fed Funds $183,737 FRB Discount Window $419,163 Correspondent Banks $25,000 Liquidity Management Available Funding Sources: $1.4 Billion  Strong primary and secondary liquidity.  Disciplined loan growth.  Diversified deposit base.  As of September 30, 2024, immediate liquidity to uninsured deposits on a call report basis was 103%, excluding Bank subsidiary deposits and FHLB LOC secured deposits, immediate liquidity to uninsured deposits was 188%.  Brokered deposits provide an additional liquidity source.

9 Q3 2024 Investor Presentation Securities Portfolio Total Securities Portfolio Held to Maturity $19,625 7% Available for Sale $276,817 93%  Securities Portfolio is 5.1% of total assets.  Effective duration of the portfolio is 6.3 years.  Total unrealized loss on the Held-to-Maturity portfolio is $134,000, with minimal impact to capital ratios.

10 Q3 2024 Investor Presentation CRE 48% Residential 1-4 Family 31% C&I 11% Construction 6% HELOC, 2nd Mtg. & Other Consumer 4% Loan Portfolio $4.9 Billion

11 Q3 2024 Investor Presentation Commercial Lending $2.1 B $2.3 B $2.9 B $3.0 B $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2020 2021 2022 2023 Q3 2024 Construction Commercial Commercial Real Estate Total Commercial Loans  Commercial loans grew from $2.1 billion in 2020 to $3.1 billion as of Q3 2024, transforming the balance sheet while maintaining strong credit quality.  Continued investment in people and technology to promote C&I and Small Business growth.  2024 growth focused on high-quality, deep-relationship. $3.1 B

12 Q3 2024 Investor Presentation Commercial Real Estate Portfolio $2.3 Billion portfolio Key Portfolio Metrics Conservative Underwriting Methodology Metric Q3 24 Loan to Value – Origination 61.7% Reserves / Total NOO CRE Loans 1.2% 30+ CRE Delinquency % 0.1% Criticized Loans / Total CRE Loans 4.6% Non-Performing Loans / Total CRE Loans 0.7% Maturities Next 12 Months/Total CRE Loans 8.9% Diversified Portfolio by Industry Type New England Focused By Metropolitan Statistical Area MSA Q3 24 Boston-Cambridge-Quincy, MA $1.2Bn Providence-New Bedford-Fall River, RI-MA $0.4Bn Barnstable - Islands, MA $0.1Bn Manchester-Nashua, NH $0.1Bn Bridgeport-Stamford-Norwalk, CT $0.1Bn Other $0.4Bn Total $2.3Bn *LTV at origination Flex/Industrial 21% Multifamily 16% Hotels 13% Retail 12% Office 9% Health Care 9% All Other Property Types 20% LTV: 62% 2024 3% 2025 10% 2026 12% 2027 and later 75% LTV: 60% LTV: 60% LTV: 63% LTV: 74% LTV: 59% LTV: 58% Maturity Schedule Majority of portfolio matures after 2026

13 Q3 2024 Investor Presentation Commercial Real Estate Portfolio Segmentation Industry Non-Anchored Anchored Total Portfolio Classified Commentary Retail $53MM $233MM $286MM None High % of anchored retail Industry Metro Suburban Total Portfolio Classified Commentary Office $10MM $197MM $207MM $37MM 91% Costar class A&B Industry Business Focused Leisure Focused Total Portfolio Classified Commentary Hotels $120MM $185MM $305MM $5MM Leisure-focused boutique, $9MM criticized loan paid off in Q4 2024 Industry CoStar Rating 3+ CoStar Rating <3 Total Portfolio Classified Commentary Multifamily $306MM $64MM $370MM None Strong occupancy rate-97%

14 Q3 2024 Investor Presentation Construction and Commercial & Industrial Portfolio Construction: $270 Million Commercial & Industrial: $550 Million  Preference for known sponsors with existing relationships  Diversified portfolio with focus on local relationships  Specialization in Healthcare and Alternative Energy Apartments 35% Flex/Industrial Retail 27% 6% Land. Dev. Residential 6% Office 6% Hotel 10% Warehouse 5% All Other 5% Health Care 19% Alt. Energy 15% Manufacturing 19% Retail 6% Wholesale Trade 3% RE Leasing 3% Restaurant 4% Construction 4% Education 6% Prof. Svcs 3% Miscellaneous Industries 18%

15 Q3 2024 Investor Presentation Residential 88% HELOC 10% Other 2% Residential Mortgage and Consumer Lending Portfolio $1.7 Billion Key Portfolio Metrics: Residential Metric 9/30/24 Weighted Average FICO 771 Weighted Average LTV (original appraisal) 66% Second Home and Investment % 13% 30+ Delinquency % 0.7% Key Portfolio Metrics: HELOC Metric 9/30/24 Weighted Average FICO 748 Weighted Average CLTV (original appraisal) 61% Utilization 39% Second Home and Investment % 2.3% 30+ Delinquency % 0.6%

16 Q3 2024 Investor Presentation Credit Quality Nonperforming Loans to Total Assets ($MM) Net Charge-Offs to Average Loans $34.1 $36.1 $14.8 $17.5 $28.4 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 2020 2021 2022 2023 Q3 24 Residential Commercial Consumer 0.10% 0.08% 0.09% 0.08% 0.01% 2020 2021 2022 2023 YTD '24

17 Q3 2024 Investor Presentation Allowance for Credit Losses (ACL)  Forecasted unemployment rate assumes a 4.4% rate at year end-2024.  Q3 2024 ACL rate of 1.11% for total loans vs. 1.02% in Q2 2024. $49.14MM $54.00MM -$0.35MM +$5.22MM $40.0 $42.0 $44.0 $46.0 $48.0 $50.0 $52.0 $54.0 June 30, 2024 Change in Pooled Loans Change in Individually Analyzed Loans September 30, 2024 $ Millions

18 Q3 2024 Investor Presentation Savings 20% DDA/NOW CD 22% 24% Money Market 26% Brokered 8% Relationship Banking Deposit Mix  Average Consumer Household Tenure:  75% of balances > 5+ year tenure  63% of balances > 10+ year tenure  52% of balances > 15+ year tenure  New Customer Acquisition:  Q3 2024 vs Q3 2023, new business checking production increased 21%.  Q3 2024 vs Q3 2023, new consumer checking production increased 6%, Brockton banking centers with a 47% increase as we capitalize on competitor closings.  Shift to Self-Service / Payments:  72% of Customers utilize debit card regularly vs industry average of 61%.  75% of Customers are active users of Digital Banking tools.  YOY, 6% increase in credit card spend volume and 6% increase in new credit card accounts, provided 13% revenue improvement.

19 Q3 2024 Investor Presentation Deposits Average Quarterly Cost of Deposits 0.84% 1.55% 1.91% 2.28% 2.47% 2.49% 2.53% 2.68% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24  In Q3 2024, total deposits increased $77.9 million, with an increase in checking, money market accounts and CD’s partially offset by decreases in savings accounts and brokered.  Cost of deposits increased 15 basis points to 2.68% for the three months ended September 30, 2024.  As we continue to focus on new customer acquisition;  Average deposits in the Boston market increased 46% Q3 2024 vs. Q3 2023.  Business accounts represent 19% of total deposits with cost of 192 basis points.

20 Q3 2024 Investor Presentation Mortgage Banking ($ in 000’s) Q3 2024 Q2 2024 Q3 2023 Gain on Sale $3,752 $3,141 $2,704 MSR Fair Value & Amortization ($2,421) ($1,024) $107 Servicing Revenue / Other $2,492 $2,641 $2,438 Total Revenue $3,928 $5,002 $5,337 Expenses $5,600 $5,269 $5,490 Net Loss ($1,137) ($191) $(138) Key Drivers/Statistics $ Disbursements $210 MM $173 MM $158 MM Sales Margin 2.19% 2.46% 2.16% FTE’s 136 130 137 Offices 15 15 19 MSR Balance $40.2 MM $43.1 MM $45.7 MM Change in MSR Fair Value ($2,694) K ($287) K $641 K 10 year Treasury 3.79% 4.40% 4.59%  Mortgage banking segment continues to be negatively impacted by market conditions.  Net loss of $1.1 million, MSR valuation down $2.7 million due to key benchmark rates used in the valuation model decreased from the prior quarter.  Disbursements up 21% from Q2 2024 and up 33% from Q3 2023. Q3 2024 production volume was 90% purchase, 10% refinance.

21 Q3 2024 Investor Presentation Bank Stand-Alone ($ in 000’s) Q3 2024 Q2 2024 Q3 2023 Interest Income $68,900 $67,687 $62,951 Interest Expense 37,120 36,589 31,483 Net Interest Income 31,780 31,098 31,468 Provision 5,903 615 -113 Noninterest Income 6,665 7,156 6,511 Noninterest Expense 26,752 27,791 26,272 Net Income $4,915 $7,538 $9,104 Key Drivers/Statistics ROAA 0.34% 0.52% 0.65% Efficiency Ratio 69.1% 72.2% 68.7% Margin 2. 32% 2.28% 2.36% FTE’s 406 408 392 Nonaccrual Loans $ 24.4MM $9.8 MM $18.8 MM Net charge-off(recovery) rate 0.02% 0.02% -% ACL/Loans 1.11% 1.02% 1.02%  Net Income of $4.9 MM, down 35% QOQ.  Net Interest Income of $31.8 MM, up 2% on a linked quarter basis, up 0.9% YOY.  Q3 2024 $5.9 MM provision, $5.0 MM primarily for specific loan allocations and $855K provision for unfunded commitments.  Noninterest income down $492K on a linked quarter basis and up $153K YOY. Q2 included $1.8 MM gain on sale-leaseback of Bank property, partially offset by $1.0 MM loss on sale of securities.  Noninterest Expenses down $1.0 MM on a linked quarter basis. Q2 2024 included contribution expense of $675K on the bargain purchase price of the sale-leaseback transaction.

22 Q3 2024 Investor Presentation Why HarborOne Clear Strategic Focus  Drive organic growth with a focus on Customer Primacy.  Ensure diverse and low cost funding base with significant available liquidity.  Foster customer-centric mission that earns total long-term banking relationships.  Continued rationalization and modernization of Banking Centers. Unique Franchise and Culture  Attractive New England (metro Boston & Providence) footprint.  HarborOne was recognized as Best Bank in Rhode Island and Metro South Community Choice Awards in 2024.  Deep community engagement - 2023 Boston Business Journal Most Charitable Companies list (7th consecutive year), Providence Business News Giving Guide ranked HarborOne Bank #5 in the state of Rhode Island in 2023 for total charitable donations. Proven Track Record  Seasoned management team and Board.  Excess capital to manage economic headwinds.  Increasing quarterly dividend with continued stock buybacks.  Prudent cost management with commitment to continuous process enhancement.

23 Q3 2024 Investor Presentation HarborOne U - “Enriching lives through education” Original content, tools, templates, case studies, and calculators to help small businesses achieve financial success. A personalized education platform that helps individuals and families gain skills and build confidence in their financial choices. Consumer Small Business

24 Q3 2024 Investor Presentation A Commitment to Doing What’s Right Mission Statement We provide a personalized experience while caring about every customer. We focus on understanding their financial goals for today and dreams for tomorrow. We are unwavering in our commitment to the communities that we serve. Vision Statement To be our customers’ most trusted financial partner. Our Values Integrity. Teamwork. Trust. Respect. Accountability.